UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 31, 2022

SANTANDER CONSUMER USA HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36270	32-0414408
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1601 Elm St. Suite #800
Dallas, Texas 75201
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:    (214) 634-1110

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	SC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging Growth Company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Introductory Note

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 26, 2021, Santander Consumer USA Holdings Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger, dated as of August 23, 2021 (the “Merger Agreement”), with Santander Holdings USA, Inc., a Virginia corporation (“SHUSA”), and Max Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of SHUSA (“Merger Sub”).

Pursuant to the Merger Agreement, Merger Sub commenced an all-cash tender offer (the “Offer”) for all outstanding shares (“Shares”) of common stock (“Common Stock”), par value $0.01 per share, of the Company not already owned by SHUSA, for $41.50 per share (the “Offer Price”), net to the seller in cash without interest and subject to deduction for any required withholding taxes.

The Offer expired at 5:00 p.m., New York City time, on January 27, 2022. Computershare Inc. and Computershare Trust Company, N.A., joint depositary for the Offer, advised that, as of the expiration of the Offer, a total of 14,184,414 Shares were validly tendered and not validly withdrawn pursuant to the Offer as of the expiration of the Offer (including Shares subject to guaranteed delivery), representing approximately 23.5% of the outstanding Shares not already owned by SHUSA. Each condition to the Offer was satisfied or waived, and Merger Sub irrevocably accepted for payment all Shares that were validly tendered and not withdrawn.

On January 31, 2022, following consummation of the Offer, Merger Sub merged with and into the Company, with the Company surviving the Merger as a wholly-owned subsidiary of SHUSA. The Merger was completed pursuant to Section 251(h) of the General Corporation Law of the State of Delaware (the “DGCL”), with no vote of the Company’s stockholders required to consummate the Merger. At the effective time of the Merger (the “Effective Time”), all outstanding Shares not tendered in the Offer (other than (i) Shares held by SHUSA, (ii) Shares owned by the Company as treasury stock (other than shares in an employee benefit or compensation plan) or owned by any wholly-owned subsidiary of either the Company or SHUSA, in each case immediately prior to the Effective Time, and (iii) Shares outstanding immediately prior to the Effective Time and held by any holder who is entitled to demand and properly demands appraisal for such Shares in accordance with Section 262 of the DGCL) were converted into the right to receive the Offer Price in cash.

In addition, as of the Effective Time, each Company Stock Option (as defined in the Merger Agreement) that was outstanding and unexercised immediately prior to the Effective Time and each Company RSU (as defined in the Merger Agreement) that was outstanding immediately prior to the Effective Time, whether or not vested, were treated as previously disclosed, with the exception of an immaterial number of Company RSUs held by a director of the Company which, in order to comply with applicable law in Spain and as approved by the Compensation Committee of the board of directors of the Company, will be payable in cash in 2022 when such award was originally scheduled to be settled.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement attached as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on August 26, 2021 and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

As described in the Introductory Note above, on January 27, 2022, Merger Sub irrevocably accepted for payment all Shares validly tendered and not withdrawn pursuant to the Offer on or prior to the expiration of the Offer. On January 31, 2022, the Merger was completed pursuant to Section 251(h) of the DGCL, with no vote of the Company’s stockholders required to consummate the Merger. Upon the consummation of the Merger, the Company became a wholly-owned subsidiary of SHUSA.

The aggregate consideration paid in the Offer and Merger for all outstanding Shares (other than the Shares already owned by SHUSA), was approximately $2.5 billion, which was funded from SHUSA’s cash on hand.

The information contained in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Merger, the Company (i) notified the New York Stock Exchange (the “NYSE”) of the consummation of the Merger and (ii) requested that the NYSE (x) halt and suspend trading in the Shares on the morning of January 31, 2022, prior to market open and (y) file with the SEC a Notification of Removal from Listing and/or Registration on Form 25 to delist and deregister the Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Additionally, the Company intends to file with the SEC a Certification and Notice of Termination of Registration on Form 15 under the Exchange Act, requesting that the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended and the Common Stock be deregistered under Section 12(b) of the Exchange Act, at the time such filing is permitted under SEC rules.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and under Items 2.01, 3.01, and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, at the Effective Time, the Company’s certificate of incorporation and bylaws were each amended and restated in their entirety. Copies of the amended and restated certificate of incorporation and amended and restated bylaws are attached as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of August 23, 2021, by and among Santander Consumer USA Holdings Inc., Santander Holdings USA, Inc. and Max Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on August 26, 2021)*

3.1	Amended and Restated Certificate of Incorporation of Santander Consumer USA Holdings Inc.

3.2	Amended and Restated Bylaws of Santander Consumer USA Holdings Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the SEC; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 31, 2022

SANTANDER CONSUMER USA HOLDINGS INC.

By:	/s/ Christopher K. Pfirrman
Name:	Christopher K. Pfirrman
Title:	Chief Legal Officer

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